UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 16, 2002

Commission file number 1-13163

YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308

(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky                40213
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (502) 874-8300

Former name or former address, if changed since last report:   TRICON Global Restaurants, Inc.

Item 5. OTHER EVENTS

On May 16, 2002, the Registrant issued a press release announcing that shareholders had approved the Registrant's name change from TRICON Global Restaurants, Inc. to YUM! Brands, Inc. at the annual meeting of shareholders held in Louisville, Kentucky on May 16, 2002 and that the name change would become effective at 5:00 p.m. Eastern Time on May 16, 2002.

The name change has been reflected in the Registrant's Restated Articles of Incorporation and the Registrant's Amended and Restated Bylaws, which are attached as Exhibits 3.1 and 3.2, respectively

A copy of the press release announcing the Registrant's name change is attached as Exhibit 99, which, in its entirety, is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99      Press release dated May 16, 2002 from TRICON Global Restaurants, Inc.

3.1     Restated Articles of Incorporation of YUM! Brands, Inc.

3.2     Amended and Restated May 16, 2002 Bylaws of YUM! Brands, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC. (Registrant)

Date: May 17, 2002	/s/ Matthew M. Preston Vice President and Associate General Counsel

Contact:   Amy Sherwood
   502-874-8200

TRICON GLOBAL RESTAURANTS SHAREHOLDERS APPROVE COMPANY NAME CHANGE TO YUM! BRANDS, INC.

NEW NAME REFLECTS EXPANDED PORTFOLIO OF RESTAURANT BRANDS AND COMPANY'S MULTIBRANDING LEADERSHIP

LOUISVILLE, KY (May 16, 2002) - Tricon Global Restaurants, Inc. (NYSE:YUM) today announced it received shareholders' approval to change its corporate name to Yum! Brands, Inc. The Company's international business will now be called Yum! Restaurants International. The vote came at the Company's Annual Shareholders' Meeting held today in Louisville, KY. The name change is effective as of 5:00 p.m. EDT today.

"Yum! Brands better reflects our expanding portfolio of brands and the unique fun and recognition culture we are driving across our global company," said David Novak, Yum! Brands Chairman and Chief Executive Officer. "It also represents our ticker symbol on the New York Stock Exchange, and reinforces our Customer Mania passion to put a 'Yum' on our customers faces all around the world," Novak said.

Last week, the Company announced both the completion of its acquisition of Long John Silver's and A&W All-American Food Restaurants from Yorkshire Global Restaurants, and a two-for-one split of its outstanding shares of common stock with a record date of June 6, 2002.

The acquisition of Long John Silver's and A&W All-American Food Restaurants accelerates the Company's multibranding strategy of offering consumers two brands and more choice in one restaurant. Yum! Brands already is the worldwide leader in multibranding, with 1,500 such restaurants generating $1.5 billion in annual system sales from various combinations of its category-leading restaurant brands.

"Our customers love the choice and variety multibranding offers, and our returns far exceed our cost of capital, making mutibranding a win-win for our customers and shareholders alike. We view multibranding as a key enabler to accelerate the renewal of our existing asset base in the United States," said Novak.

Tricon Global Restaurants, Inc, based in Louisville, Kentucky, is the world's largest restaurant company in terms of system units with over 32,500 restaurants in more than 100 countries and territories. Four of the company's restaurant brands - KFC, Pizza Hut, Taco Bell and Long John Silver's -- are the global leaders of the chicken, pizza, Mexican-style food and quick service seafood categories, respectively. Since 1919, A&W All-American Food has been serving a signature frosty mug root beer float and all-American pure-beef hamburgers and hot dogs, making it the longest running quick service franchise chain in America.

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include those identified by such words as may, will, expect, anticipate, believe, plan and other similar terminology. These "forward-looking" statements reflect management's current expectations regarding future events and operating and financial performance and are based on currently available data. However, actual results are subject to future events and uncertainties, which could cause actual results to differ from those projected in this announcement. Factors that can cause actual results to differ materially include: changes in global and local business, economic and political conditions in the countries and territories where Tricon operates; changes in currency exchange and interest rates; changes in commodity, labor and other operating costs; changes in competition in the food industry, consumer preferences, spending patterns and demographic trends; the effectiveness of our operating initiatives and advertising and promotional efforts; new-product and concept development by Tricon and other food-industry competitors; the success of our refranchising strategy; the ongoing business viability of our franchise and license operators; our ability to secure alternative distribution to our restaurants at competitive rates and to ensure adequate supplies of restaurant products and equipment in our stores; our actuarially determined casualty loss estimates; changes in legislation and governmental regulation; and changes in accounting policies and practices. Further information about factors that could affect Tricon's financial and other results are included in the company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission.

Exhibit 3.1

RESTATED ARTICLES OF INCORPORATION

OF

YUM! Brands, Inc.

     FIRST: The name of the corporation is YUM! Brands, Inc., hereinafter referred to as the "Corporation."

     SECOND: The Corporation shall have authority to issue 1,000,000,000 shares, without par value, of which 750,000,000 shall be Common Shares, and of which 250,000,000 shares shall be Preferred Shares, with the following powers, preferences and rights, and qualifications, limitations and restrictions.

  Except as otherwise provided by law, each Common Share shall have one vote, and, except as otherwise provided in respect of any series of Preferred Shares hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Shares. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Shares shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any series of Preferred Shares hereafter classified or reclassified having a preference on distribution in the liquidation, dissolution or winding up of the Corporation shall be entitled, to share ratably in the remaining net assets of the Corporation.

  The Board of Directors is authorized, subject to limitations prescribed by the North Carolina Business Corporation Act ("NCBCA") and these Articles of Incorporation, to adopt and file from time to time articles of amendment that authorize the issuance of Preferred Shares which may be divided into two or more series with such preferences, limitations, and relative rights as the Board of Directors may determine; provided, however, that no holder of any Preferred Share shall be authorized or entitled to receive upon the involuntary liquidation of the Corporation an amount in excess of $100.00 per Preferred Share.

  Series A Junior Participating Preferred Stock. A series of Preferred Shares of the Corporation is hereby created, and the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

    Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" and the number of shares constituting such series shall be 750,000.

    Dividends and Distributions.

      Subject to the prior and superior rights of the holders of any Preferred Shares ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after July 21, 1998 (the "Rights Declaration Date") (i) declare any dividend on Common Shares payable in Common Shares,(ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

      The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares); provided that, in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

      Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

    Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

      Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

      Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

        If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Shares (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

        During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Shares, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of Preferred Shares outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Shares shall not affect the exercise by the holders of Preferred Shares of such voting right. At any meeting at which the holders of Preferred Shares shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Shares shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Shares shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Shares as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

        Unless the holders of Preferred Shares shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Shares outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Shares, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Shares are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Shares by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Shares outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.

        In any default period, the holders of Common Shares, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Shares shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Shares shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

        Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Shares as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Shares as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Restated Articles of Incorporation or By-laws of the Corporation (the "By-laws") irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Restated Articles of Incorporation or By-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.
      Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

    Certain Restrictions.

      Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

        declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

        redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

        purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
      The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

    Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued Preferred Shares and may be reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

    Liquidation, Dissolution or Winding Up.

      Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of Common Shares shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Shares, respectively, holders of Series A Junior Participating Preferred Stock and holders of Common Shares shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Shares and Common Shares, on a per share basis, respectively.

      In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Shares, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Shares.

      In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

      Notwithstanding the other provisions of this Section 6, no holder of shares of Series A Junior Participating Preferred Stock shall be authorized or entitled to receive upon the involuntary liquidation of the Corporation an amount in excess of $100.00 per share.

    Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Share payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

    No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

    Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Shares, if any, as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

    Amendment. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, the Restated Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

    Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

     THIRD: The address of the registered office of the Corporation in the State of North Carolina is 225 Hillsborough Street, Raleigh, Wake County, North Carolina 27603; and the name of its initial registered agent at such address is CT Corporation System.

     FOURTH: No holder of any share of the Corporation, whether now or hereinafter authorized, shall have any preemptive right to subscribe for or to purchase any shares or other securities of the Corporation, nor have any right to cumulate his votes for the election of Directors. At all meetings of the Shareholders of the Corporation, a quorum being present, all matters (other than the election of Directors) shall be decided by the vote of the holders of a majority of the stock of the Corporation, present in person or by proxy, and entitled to vote thereat.

     FIFTH: The following provisions are intended for the management of the business and for the regulation of the affairs of the Corporation, and it is expressly provided that the same are intended to be in furtherance and not in limitation of the powers conferred by statute:

  The Board of Directors shall have the exclusive power and authority to direct management of the business and affairs of the Corporation and shall exercise all corporate powers, and possess all authority, necessary or appropriate to carry out the intent of this provision, and which are customarily exercised by the board of directors of a public company. In furtherance of the foregoing, but without limitation, the Board of Directors shall have the exclusive power and authority to: (a) elect all executive officers of the Corporation as the Board may deem necessary or desirable from time to time, to serve at the pleasure of the Board; (b) fix the compensation of such officers; (c) fix the compensation of Directors; and (d) determine the time and place of all meetings of the Board of Directors and Shareholders of the Corporation. A scheduled meeting of Shareholders may be postponed by the Board of Directors by public notice given at or prior to the time of the meeting.

  The number of Directors constituting the Board of Directors shall not be less than three nor more than fifteen, as may be fixed from time to time by resolution duly adopted by the Board of Directors. Provided that the number of members of the Board of Directors equals or exceeds the number required under the NCBCA to stagger the terms of Directors, from and after the first annual Shareholders' meeting, the Board of Directors shall be divided into three classes, as nearly equal in number as may be possible, to serve respectively until the annual meetings in 1998, 1999 and 2000 in the classes designated by the shareholder of the Corporation at the 1997 Annual Meeting, and until their successors shall be elected and shall qualify, and thereafter the successors shall be elected to serve for terms of three years and until their successors shall be elected and shall qualify. In the event of any increase or decrease in the number of Directors, the additional or eliminated directorships shall be so classified or chosen such that all classes of Directors shall remain or become equal in number, as nearly as may be possible.

  A vacancy occurring on the Board of Directors, including, without limitation, a vacancy resulting from an increase in the number of Directors or from the failure by Shareholders of the Corporation to elect the full authorized number of Directors, may only be filled by a majority of the remaining Directors or by the sole remaining Director in office. In the event of the death, resignation, retirement, removal or disqualification of a Director during his elected term of office, his successor shall serve until the next Shareholders' meeting at which Directors are elected. Directors may be removed from office only for cause.

  The Board of Directors may adopt, amend or repeal the Corporation's Bylaws, in whole or in part, including amendment or repeal of any Bylaw adopted by the Shareholders of the Corporation.

  The Corporation may in its Bylaws confer upon Directors powers additional to the foregoing and the powers and authorities conferred upon them by statute.

  The Corporation reserves the right to amend, alter, change, or repeal any provision herein contained, in the manner now or hereafter prescribed by law, and all the rights conferred upon Shareholders hereunder are granted, and are to be held and enjoyed, subject to such rights of amendment, alteration, change or repeal.

  The only qualifications for Directors of the Corporation shall be those set forth in these Articles of Incorporation. Directors need not be residents of the State of North Carolina or Shareholders of the Corporation.

  The Board of Directors may create and make appointments to one or more committees of the Board comprised exclusively of Directors who will serve at the pleasure of the Board and who may have and exercise such powers of the Board in directing the management of the business and affairs of the Corporation as the Board may delegate, in its sole discretion, consistent with the provisions of the NCBCA and these Articles of Incorporation. The Board of Directors may not delegate its authority over the expenditure of funds of the Corporation except to a committee of the Board and except to one or more officers of the Corporation elected by the Board. No committee comprised of persons other than members of the Board of Directors shall possess or exercise any authority in the management of the business and affairs of the Corporation.

     SIXTH:

  The Corporation shall, to the fullest extent from time to time permitted by law, indemnify its Directors and officers against all liabilities and expenses in any suit or proceedings, whether civil, criminal, administrative or investigative, and whether or not brought by or on behalf of the Corporation, including all appeals therefrom, arising out of their status as such or their activities in any of the foregoing capacities, unless the activities of the person to be indemnified were at the time taken known or believed by such Director or officer to be clearly in conflict with the best interests of the Corporation. The Corporation shall likewise and to the same extent indemnify any person who, at the request of the Corporation, is or was serving as a Director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or as a trustee or administrator under any employee benefit plan.

  The right to be indemnified hereunder shall include, without limitation, the right of a Director or officer to be paid expenses in advance of the final disposition of any proceedings upon receipt of an undertaking to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified hereunder.

  A person entitled to indemnification hereunder shall also be paid reasonable costs, expenses and attorneys' fees (including expenses) in connection with the enforcement of rights to the indemnification granted hereunder.

  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled and shall not be limited by the provisions of Section 55-8-51 of the NCBCA or any successor statute.

  The Board of Directors may take such action as it deems necessary or desirable to carry out these indemnification provisions, including adopting procedures for determining and enforcing the rights guaranteed hereunder, and the Board of Directors is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangement as may be permitted by law.

  Neither the amendment or repeal of this Article, nor the adoption of any provision of these Articles of these Articles of Incorporation inconsistent with this Article, shall eliminate or reduce any right to indemnification afforded by this Article to any person with respect to their status or any activities in their official capacities prior to such amendment, repeal or adoption.

     SEVENTH: To the full extent from time to time permitted by law, no person who is serving or who has served as a Director of the Corporation shall be personally liable in any action for monetary damages for breach of any duty as a Director, whether such action is brought by or in the right of the Corporation or otherwise. Neither the amendment or repeal of this Article, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a Director of the Corporation with respect to any matter which occurred, or in any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

     EIGHTH: The provisions of Article 9A of the NCBCA shall not be applicable to the Corporation.

     NINTH: Except as may be otherwise determined by the Board of Directors, the Shareholders of the Corporation shall have access as a matter of right only to the books and records of the Corporation as may be required to be made available to qualified shareholders by the NCBCA.

     TENTH: To the extent that there ever may be inconsistency between these Articles of Incorporation and the Bylaws of the Corporation as may be adopted or amended from time to time, the Articles of Incorporation shall always control.

Exhibit 3.2

Amended and Restated May 16, 2002

BYLAWS

OF

YUM! BRANDS, INC.

ARTICLE 1 - OFFICES

     Section 1.  Offices.  The principal office of YUM! Brands, Inc. (the "Corporation") in the State of North Carolina shall be in the City of Raleigh. The Corporation may have offices at such other places, either within or without the State of North Carolina, as the Board of Directors may from time to time determine.

ARTICLE 2 - MEETINGS OF SHAREHOLDERS

     Section 1.  Place of Meeting.  Meetings of Shareholders shall be held at such places, either within or without the State of North Carolina, as shall be designated in the notice of the meeting.

     Section 2.  Annual Meeting.  The annual meeting of Shareholders shall be held on such date and at such time as the Board of Directors shall determine each year in advance thereof, for the purpose of electing Directors of the Corporation and the transaction of such business as may be a proper subject for action at the meeting.

     Section 3.  Special Meetings.  Special Meetings of Shareholders shall be held at such places and times as determined by the Board of Directors in their discretion as provided in the Articles of Incorporation.

     Section 4.  Notice of Meetings.  At least 10 and no more than 60 days prior to any annual or special meeting of Shareholders, the Corporation shall notify Shareholders of the date, time and place of the meeting and, in the case of a special meeting or where otherwise required by the Articles of Incorporation or by statute, shall briefly describe the purpose or purposes of the meeting. Only business within the purpose or purposes described in the notice may be conducted at a special meeting. Unless otherwise required by the Articles of Incorporation or by statute, the Corporation shall be required to give notice only to Shareholders entitled to vote at the meeting. If an annual or special Shareholders' meeting is adjourned to a different date, time or place, notice thereof need not be given if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed pursuant to Article 7, Section 5 hereof, notice of the adjourned meeting shall be given to persons who are Shareholders as of the new record date. If mailed, notice shall be deemed to be effective when deposited in the United States mail with postage thereon prepaid, correctly addressed to the Shareholders' address shown in the Corporation's current record of Shareholders.

     Section 5.  Quorum, Presiding Officer.  Except as otherwise prescribed by statute, the Articles of Incorporation or these Bylaws, at any meeting of the Shareholders of the Corporation, the presence in person or by proxy of the holders of record of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat shall constitute a quorum for the transaction of business. In the absence of a quorum at such meeting or any adjournment or adjournments thereof, the holders of record of a majority of such shares so present in person or by proxy and entitled to vote thereat may adjourn the meeting from time to time until a quorum shall be present. At any such adjourned meeting at which a quorum is present, any business may be transaction which might have been transacted at the meeting as originally called. Meetings of Shareholders shall be presided over by the Chairman or Vice Chairman of the Board, or, if neither is present, by another officer or Director who shall be designated to serve in such event by the Board. The Secretary of the Corporation, or an Assistant Secretary designated by the officer presiding at the meeting, shall act as Secretary of the meeting.

     Section 6.  Voting.  Except as otherwise prescribed by statute, the Articles of Incorporation or these Bylaws, at any meeting of the Shareholders of the Corporation, each Shareholder shall be entitled to one vote in person or by proxy for each share of voting capital stock of the Corporation registered in the name of such Shareholder on the books of the Corporation on the date fixed pursuant to these Bylaws as the record date for the determination of Shareholders entitled to vote at such meeting. No proxy shall be voted after eleven (11) months from its date unless said proxy provides for a longer period. Shares of its voting capital stock belonging to the Corporation shall not be voted either directly or indirectly. The vote for the election of Directors, other matters expressly prescribed by statute, and, upon the direction of the presiding officer of the meeting, the vote on any other question before the meeting, shall be by ballot.

     Section 7.  Notice of Shareholder Proposal.  No business may be transacted at an annual meeting of Shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any Shareholder of the Corporation (i) who is a Shareholder of record on the date of the giving of the notice provided for in this Section 7 and on the record date for the determination of Shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 7.

     In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a Shareholder, such Shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a Shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of Shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the Shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a Shareholder's notice to the Secretary must set forth as to each matter such Shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such Shareholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such Shareholder, (iv) a description of all arrangements or understandings between such Shareholder and any other person or persons (including their names) in connection with the proposal of such business by such Shareholder and any material interest of such Shareholder in such business and (v) a representation that such Shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     No business shall be conducted at the annual meeting of Shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 7; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 7 shall be deemed to preclude discussion by any Shareholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

     Section 8.  Postponement of Shareholders Meeting.  A scheduled annual or special meeting of Shareholders may be postponed by the Board of Directors by public notice given at or prior to the time of the meeting.

     Section 9.  Shareholder Nominations of Directors.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of Shareholders, or at any special meeting of Shareholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any Shareholder of the Corporation (i) who is a Shareholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of Shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 9.

     In addition to any other applicable requirements, for a nomination to be made by a Shareholder, such Shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a Shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of Shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the Shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of Shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

     To be in proper written form, a Shareholder's notice to the Secretary must set forth (a) as to each person whom the Shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and (b) as to the Shareholder giving the notice (i) the name and record address of such Shareholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such Shareholder, (iii) a description of all arrangements or understandings between such Shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Shareholder, (iv) a representation that such Shareholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice and (v) any other information relating to such Shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 9. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE 3 - BOARD OF DIRECTORS

     Section 1.  General Powers.  Except as otherwise expressly provided in the Articles of Incorporation or by statute, the Board of Directors shall have the exclusive power and authority to direct management of the business and affairs of the Corporation and shall exercise all corporate powers, and possess all authority, necessary or appropriate to carry out the intent of this provision, and which are customarily exercised by the board of directors of a public company.

     Section 2.  Number, Term and Qualification.  The number, term and qualification of Directors of the Corporation shall be as provided in the Articles of Incorporation.

     Section 3.  Removal.  Directors may be removed from office only for the reasons, if any, specified in the Articles of Incorporation.

     Section 4.  Vacancies.  Vacancies occurring in the Board of Directors shall be filled only as provided in the Articles of Incorporation.

     Section 5.  Compensation.  Compensation for the services of Directors as such shall be determined exclusively by the Board of Directors as provided in the Articles of Incorporation.

ARTICLE 4 - MEETINGS OF DIRECTORS

     Section 1.  Annual and Regular Meetings.  All annual and regular meetings of the Board of Directors shall be held at such places and times as determined by the Board of Directors in their discretion as provided in the Articles of Incorporation.

     Section 2.  Special Meetings.  Special meetings of the Board of Directors shall be held at such places and times as determined by the Board of Directors in their discretion as provided in the Articles of Incorporation.

     Section 3.  Notice of Meetings.  Unless the Board of Directors by resolution determines otherwise in accordance with authority set forth in the Articles of Incorporation, all meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting. The Secretary shall give such notice of any meetings called by the Board by such means of communication as may be specified by the Board.

     Section 4.  Quorum.  A majority of the Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

     Section 5.  Manner of Acting.  A majority of Directors who are present at a meeting at which a quorum is present will constitute the required vote to effect any action taken by the Board of Directors.

     Section 6.  Action Without Meeting.  Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents signed by each Director before or after such action, describing the action taken, and included in the minutes or filed with the corporate records. Action taken without a meeting is effective when the last Director signs the consent, unless the consent specifies a different effective date.

     Section 7.  Meeting by Communications Device.  The Board of Directors may permit Directors to participate in any meeting of the Board of Directors by, or conduct the meeting through the use of, any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

ARTICLE 5 - COMMITTEES

     Section 1.  Election and Powers.  The Board of Directors may appoint such committees with such members who shall have such powers and authority as may be determined by the Board as provided in the Articles of Incorporation. To the extent specified by the Board of Directors or in the Articles of Incorporation, each committee shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, except that no committee shall have authority to do the following:

  Authorize distributions.

  Approve or propose to Shareholders action required to be approved by Shareholders.

  Fill vacancies on the Board of Directors or on any of its committees.

  Amend the Articles of Incorporation.

  Adopt, amend or repeal the Bylaws.

  Approve a plan of merger not requiring Shareholder approval.

  Authorize or approve the reacquisition of shares, except according to a formula or method prescribed by the Board of Directors.

  Authorize or approve the issuance, sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors.

     Section 2.  Removal; Vacancies.  Unless the Board of Directors by resolution determines otherwise in accordance with authority specified in the Articles of Incorporation, any member of a committee may be removed at any time exclusively by the Board of Directors with or without cause, and vacancies in the membership of a committee as a result of death, resignation, disqualification or removal shall be filled by a majority of the whole Board of Directors. The Board may discharge any committee, either with or without cause, at any time.

     Section 3.  Meetings.  The provisions of Article 4 governing meetings of the Board of Directors, action without meeting, notice, waiver of notice and quorum and voting requirements shall apply to the committees of the Board and its members to the extent not otherwise prescribed by the Board in the resolution authorizing the establishment of the committee.

     Section 4.  Minutes.  Each committee shall keep minutes of its proceedings and shall report thereon to the Board of Directors at or before the next meeting of the Board.

ARTICLE 6 - OFFICERS

     Section 1.  Titles.  Pursuant to authority conferred in the Articles of Incorporation, the Board of Directors shall have the exclusive power and authority to elect from time to time such officers of the Corporation, including a Chairman and a President (one of whom shall be the Chief Executive Officer), a Vice Chairman, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Chief Financial Officer, a General Counsel, a Controller, a Treasurer, a Secretary, one or more Assistant Controllers, one or more Assistant Treasurers, and one or more Assistant Secretaries, and such other officers as shall be deemed necessary or desirable from time to time. The officers shall have the authority and perform the duties set forth herein or as from time to time may be prescribed by the Board of Directors. Any two or more offices may be held by the same individual, but no officer may act in more than one capacity where action of two or more officers is required.

     The officers of the Corporation may appoint one or more individuals to hold a title which includes Assistant or Deputy together with one of the officer titles indicated above. An individual holding such title by virtue of being so appointed rather than by virtue of being elected to such position by the Board of Directors shall not be an officer of the Corporation for purposes of the Articles of Incorporation or these Bylaws.

     Section 2.  Election; Removal.  Pursuant to authority conferred in the Articles of Incorporation, the officers of the Corporation shall be elected exclusively by the Board of Directors and shall serve at the pleasure of the Board as specified at the time of their election, until their successors are elected and qualify, or until the earlier of their resignation or removal. Pursuant to authority conferred in the Articles of Incorporation, any officer may be removed by the Board at any time with or without cause.

     Section 3.  Compensation.  Pursuant to authority conferred in the Articles of Incorporation, the compensation of the officers shall be fixed by the Board of Directors.

     Section 4.  General Powers of Officers.  Except as may be otherwise provided in these Bylaws or in the North Carolina Business Corporation Act, the Chairman, the Vice Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the General Counsel, the Controller, the Treasurer, the Secretary, or any one of them, may (i) execute and deliver in the name of the Corporation, in the name of any division of the Corporation, or in both names, any agreement, contract, deed, instrument, power of attorney or other document pertaining to the business or affairs of the Corporation or any division of the Corporation, and (ii) delegate to any employee or agent the power to execute and deliver any such agreement, contract, deed, instrument, power of attorney or other document.

     Section 5.  Chief Executive Officer.  The Chief Executive Officer of the Corporation shall report directly to the Board. Except in such instances as the Board may confer powers in particular transactions upon any other officer, and subject to the control and direction of the Board, the Chief Executive Officer shall manage the business and affairs of the Corporation and shall communicate to the Board and any committee thereof reports, proposals and recommendations for their respective consideration or action. He may do and perform all acts on behalf of the Corporation.

     Section 6.  Chairman.  The Chairman shall preside at meetings of the Board of Directors and the Shareholders and shall have such other powers and perform such other duties as the Board may prescribe or as may be prescribed in these Bylaws.

     Section 7.  Vice Chairman.  The Vice Chairman shall have such powers and perform such duties as the Board or the Chairman (to the extent he is authorized by the Board of Directors to prescribe the authority and duties of other officers) may from time to time prescribe or as may be prescribed by these Bylaws.

     Section 8.  President.  The President shall have such powers and perform such duties as the Board and the Chief Executive Officer (to the extent he is authorized by the Board of Directors to prescribe the authority and duties of other officers) may from time to time prescribe or as may be prescribed by these Bylaws.

     Section 9.  Executive Vice Presidents, Senior Vice Presidents and Vice Presidents.  The Executive Vice Presidents, Senior Vice Presidents and Vice Presidents shall have such powers and perform such duties as the Board or the Chief Executive Officer (to the extent he is authorized by the Board of Directors to prescribe the authority and duties of other officers) may from time to time prescribe or as may be prescribed by these Bylaws.

     Section 10.  Chief Financial Officer.  The Chief Financial Officer shall have powers and perform such duties as the Board or the Chief Executive Officer (to the extent he is authorized by the Board of Directors to prescribe the authority and duties of other officers) may from time to time prescribe or as may be prescribed in these Bylaws. The Chief Financial Officer shall present to the Board such balance sheets, income statements, budgets and other financial statements and reports as the Board or the Chief Executive Officer (to the extent he is authorized by the Board of Directors to prescribe the authority and duties of other officers) may require and shall perform such other duties as may be prescribed or assigned pursuant to these Bylaws and all other acts incident to the position of Chief Financial Officer.

     Section 11.  Controller.  The Controller shall be responsible for the maintenance of adequate accounting records of all assets, liabilities, capital and transactions of the Corporation. The Controller shall prepare such balance sheets, income statements, budgets and other financial statements and reports as the Board or the Chief Executive Officer or the Chief Financial Officer (to the extent they are authorized by the Board of Directors to prescribe the authority and duties of other officers) may require, and shall perform such other duties as may be prescribed or assigned pursuant to these Bylaws and all other acts incident to the position of Controller.

     Section 12.  Treasurer.

  The Treasurer shall have the care and custody of all funds and securities of the Corporation except as may be otherwise ordered by the Board, and shall cause such funds (i) to be invested or reinvested from time to time for the benefit of the Corporation as may be designated by the Board or by the Chairman, the Vice Chairman, the President, the Chief Financial Officer or the Treasurer (to the extent they are authorized by the Board of Directors to make such designations), or (ii) to be deposited to the credit of the Corporation in such banks or depositories as may be designated by the Board or by the Chairman, the President, the Chief Financial Officer or the Treasurer (to the extent they are authorized by the Board of Directors to make such designations), and shall cause such securities to be placed in safekeeping in such manner as may be designated by the Board or by the Chairman, the President, the Chief Financial Officer or the Treasurer (to the extent they are authorized by the Board of Directors to make such designations).

  The Treasurer or such other person or persons as may be designated for such purpose by the Board or by the Chairman, the President, the Chief Financial Officer or the Treasurer (to the extent they are authorized by the Board of Directors to make such designations) may endorse in the name and on behalf of the Corporation all instruments for the payment of money, bills of lading, warehouse receipts, insurance policies and other commercial documents requiring such endorsement.

  The Treasurer or such other person or persons as may be designated for such purpose by the Board or by the Chairman, the President, the Chief Financial Officer or the Treasurer (to the extent they are authorized by the Board of Directors to make such designations), (i) may sign all receipts and vouchers for payments made to the Corporation; (ii) shall provide a statement of the cash account of the Corporation to the Board as often as it shall require the same; and (iii) shall enter regularly in the books to be kept for that purpose full and accurate account of all moneys received and paid on account of the Corporation and of all securities received and delivered by the Corporation.

  The Treasurer shall perform such other duties as may be prescribed or assigned pursuant to these Bylaws and all other acts incident to the position of Treasurer.

     Section 13.  Secretary.  The Secretary shall keep the minutes of all meetings of the Shareholders, the Board and the Committees of the Board. The Secretary shall attend to the giving and serving of all notices of the Corporation, in accordance with the provisions of these Bylaws and as required by the laws of the State of North Carolina. The Secretary shall cause to be prepared and maintained (i) at the office of the Corporation a stock ledger containing the names and addresses of all Shareholders and the number of shares held by each, and (ii) any list of Shareholders required by law to be prepared for any meeting of Shareholders. The Secretary shall be responsible for the custody of all stock books and of all unissued stock certificates. The Secretary shall be the custodian of the seal of the Corporation. The Secretary shall affix or cause to be affixed the seal of the Corporation, and when so affixed may attest the same and shall perform such other duties as may be prescribed or assigned pursuant to these Bylaws and all other acts incident to the position of Secretary.

     Section 14.  Voting upon Securities.  Unless otherwise ordered by the Board of Directors, the Chairman, the President, any Executive Vice President, any Senior Vice President or any Vice President shall have full power and authority on behalf of the Corporation to attend, act and vote at meetings of the security holders of any entity in which this Corporation may hold securities, and at such meetings shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner, the Corporation might have possessed and exercised if present. The Board of Directors may by resolution from time to time confer such power and authority upon any person or persons.

     Section 15.  Continuing Determination by Board.  All powers and duties of the officers shall be subject to a continuing determination by the Board of Directors.

ARTICLE 7 - CAPITAL STOCK

     Section 1.  Certificates.  Unless the Board determines otherwise, shares of the capital stock of the Corporation shall be represented by certificates. The name and address of the persons to whom shares of capital stock of the Corporation are issued, with the number of shares and date of issue, shall be entered on the stock transfer records of the Corporation. Certificates for shares of the capital stock of the Corporation shall be in such form not inconsistent with the Articles of Incorporation of the Corporation as shall be approved by the Board of Directors. Each certificate shall be signed (either manually or by facsimile) by (a) the Chairman, the President or any Vice President, and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer or (b) any two officers designated by the Board of Directors. Each certificate may be sealed with the seal of the Corporation or facsimile thereof.

     Section 2.  Transfer of Shares.  Transfers of shares shall be made on the stock transfer records of the Corporation, and transfers shall be made only upon surrender of the certificate for the shares sought to be transferred by the holder of record or by a duly authorized agent, transferee or legal representative. All certificates surrendered for transfer or reissue shall be cancelled before new certificates for the shares shall be issued.

     Section 3.  Transfer Agent and Registrar.  The Board of Directors may appoint one or more transfer agents and one or more registrars of transfers and may require all stock certificates to be signed or countersigned by the transfer agent and registered by the registrar.

     Section 4.  Regulations.  The Board of Directors may make such rules and regulations as it deems expedient concerning the issue, transfer and registration of shares of capital stock of the Corporation.

     Section 5.  Fixing Record Date.  For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders, or entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other purpose, the Board of Directors may fix in advance a date as the record date for the determination of Shareholders. The record date shall not be more than 60 days before the meeting or action requiring a determination of Shareholders. A determination of Shareholders entitled to notice of or to vote at a Shareholders' meeting shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is fixed for the determination of Shareholders, the record date shall be the day the notice of the meeting is mailed or the day the action requiring a determination of Shareholders is taken.

     Section 6.  Lost Certificates.  In case of loss, theft, mutilation or destruction of any certificate evidencing shares of the capital stock of the Corporation, another may be issued in its place upon proof of such loss, theft, mutilation or destruction and upon the giving of an indemnity or other undertaking to the Corporation in such form and in such sum as the Board may direct.

ARTICLE 8 - GENERAL PROVISIONS

     Section 1.  Dividends and other Distributions.  The Board of Directors may from time to time declare and the Corporation may pay dividends or make other distributions with respect to its outstanding shares in the manner and upon the terms and conditions provided by law.

     Section 2.  Seal.  The seal of the Corporation shall be any form approved from time to time by the Board of Directors.

     Section 3.  Waiver of Notice.  Whenever notice is required to be given to a Shareholder, Director or other person under the provisions of these Bylaws, the Articles of Incorporation or applicable statute, a waiver in writing signed by the person or persons entitled to the notice, whether before or after the date and time stated in the notice, and delivered to the Corporation, shall be equivalent to giving the notice.

     Section 4.  Depositaries.  The Chairman, the President, the Chief Financial Officer, and the Treasurer are each authorized to designate depositaries for the funds of the Corporation deposited in its name or that of a division of the Corporation, or both, and the signatories with respect thereto in each case, and from time to time, to change such depositaries and signatories, with the same force and effect as if each such depository and the signatories with respect thereto and changes therein had been specifically designated or authorized by the Board; and each depositary designated by the Board or by the Chairman, the President, the Chief Financial Officer, or the Treasurer shall be entitled to rely upon the certificate of the Secretary or any Assistant Secretary of the Corporation setting forth the fact of such designation and of the appointment of the officers of the Corporation or of other persons who are to be signatories with respect to the withdrawal of funds deposited with such depositary, or from time to time the fact of any change in any depositary or in the signatories with respect thereto.

     Section 5.  Signatories.  Unless otherwise designated by the Board or by the Chairman, the President, the Chief Financial Officer or the Treasurer, all notes, drafts, checks, acceptances and orders for the payment of money shall be (a) signed by the Treasurer or any Assistant Treasurer, and (b) countersigned by the Controller or any Assistant Controller, or either signed or countersigned by the Chairman, the Vice Chairman, the President, any Executive Vice President, any Senior Vice President or any Vice President in lieu of either the officers designated in (a) or the officers designated in (b) of this Section.

     Section 6.  Proxies.  Unless otherwise provided for by a resolution of the Board, the Chief Executive Officer, or any Vice President or Secretary or Assistant Secretary designated by the Board, may from time to time appoint an attorney or attorneys or agent or agents of the Corporation to cast, in the name and on behalf of the Corporation, the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

     Section 7.  Fiscal Year.  The Fiscal year of the Corporation shall be fixed by the Board of Directors.

     Section 8.  Amendments.  These Bylaws may be amended or repealed by the Board of Directors, including any Bylaw adopted, amended, or repealed by the Shareholders generally. These Bylaws may be amended or repealed by the Shareholders even though the Bylaws may also be amended or repealed by the Board of Directors.